Exhibit 10.2

Order Sheet

e-SMART KOREA INC.

TEL. FAX. August 22, 2008

Orderer

Taxpayer Identification Number

Name of Company Comtec C&S Co. Ltd. Name of Representative Dong-Ho Kim e-Smart Korea, Inc.

Address 481-1, Bangbae-Dong. Seocho-Gu, Seoul, Korea Supplier Address 642-9 Yeoksam-Dong, Gangnam-Gu, Seoul

Type of Business Network Communication Service items of Business TEL. 02-2185-5887

FAX. 02-2185-5889

Price : TWO HUNDRED THOUSAND WON (KRW 200,000) / VAT not included

NO Name of Product Specification Unit Quantity Unit Price Price

1 I AM Card Contact Type EA 10 20,000 200,000

Total 200.000

Reference : 1. Date of Delivery : Negotiable 2. Terms of Payment: Cash

e-Smart Korea

E-SMART KOREA INC. 642-9, Songchon B/D 9F, Yeoksam-dong

TEL. +822.2185.5886~8 FAX. +822.2185.5889 Gangnam-gu, Seoul, Korea

DELIVERY RECEIPT

To: e-Smart Korea Inc.

Name of Product Specification Unit Quantity Remarks

I AM CARD Contact Type EA 10

The above products have been duly received.

September 2, 2008

Name of Company : Comtec C&S Co., Ltd.

Department: Sales Department

Name: Soo-Young Choi

http://www.esmartkorea.com